MORRIS, NICHOLS, ARSHT & TUNNELL
                             120 North Market Street
                                  P.O. Box 1347
                         Wilmington, Delaware 19899-1347


                                        March 16, 1998


Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY - 10022

                  Re: The Victory Portfolios

Ladies and Gentlemen:

         We have acted as special Delaware counsel to The Victory Portfolios, a Delaware business trust (the "Trust"), in connection with certain matters relating to the creation of the Trust and the execution, delivery and performance by the Trust of that certain Agreement and Plan of Reorganization and Liquidation dated as of March 2, 1998 (the "Agreement and Plan") among SBSF Funds, Inc. for itself and on behalf of each of its existing investment portfolios identified by Schedule A thereto (each individually a "Portfolio" and collectively, the "Portfolios") and the Trust for itself and on behalf of each of its existing investment portfolios set forth on Schedule A thereto (each individually a "Fund" and collectively the'"Funds"). For purposes of this opinion, three of the Portfolios: Key Stock Index Fund, SBSF Capital Growth Fund and SBSF Fund are referred to herein collectively as the "Acquired Portfolios" and each individually as an "Acquired Portfolio" and three of the Funds: Victory Stock Index Fund, Victory Special Growth Fund, Victory Diversified Stock Fund are referred to herein collectively as the "Acquiring Funds" and each individually as an "Acquiring Fund". Capitalized terms used herein and not otherwise herein defined are used as defined in the Trust Instrument of the Trust dated December 6, 1995 as amended by an Addendum to Trust Instrument dated as of February 19, 1997 and a Certificate of Amendment to Trust Instrument dated as of October 23, 1997 (as so amended, the "Governing Instrument").

         We understand that, pursuant to the Agreement and Plan and subject to the conditions set forth therein, Shares of each of the Funds will be distributed to the Shareholders of each of the Portfolios in connection with the liquidation and termination of the Portfolios.

         In rendering this opinion, we have examined copies of the following documents, each in the form provided to us: the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "Recording Office") on December 21, 1995


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Kramer, Levin, Naftalis & Frankel
March 16, 1998
Page 2


(the "Certificate"); the Governing Instrument; the Bylaws of the Trust; certain resolutions of the Trustees of the Trust including resolutions dated October 22, 1997 relating to the establishment of certain of the Funds and resolutions dated December 3, 1997 relating to the approval and authorization of the Agreement and Plan by the Trustees of the Trust and to the change of name of certain of the Funds; the Agreement and Plan; Post-Effective Amendment No. 26 to the Registration Statement on Form N-lA of The Victory Portfolios, a Massachusetts business trust and the predecessor to the Trust (the "Predecessor Trust") by which the Trust adopted such Registration Statement and the Predecessor Trust's Notification of Registration and Registration Statement under the Investment Company Act of 1940, as filed with the Securities and Exchange Commission on December 28, 1995; the Trust's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on December 19, 1997 to which the Agreement and Plan is attached as an exhibit (the "Registration Statement"); a certificate of the Trust dated on or about the date hereof; and a certification of good standing of the Trust obtained as of a recent date from the Recording office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) except to the extent addressed in our opinion in paragraph 3 below relating to the due authorization by the Trust of the execution, delivery and performance of the Agreement and Plan, the due authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents, and of all documents contemplated by the Governing Instrument and applicable resolutions of the Trustees to be executed by investors desiring to become Shareholders; (ii) the satisfaction of all conditions precedent to the issuance of Shares pursuant to the Agreement and Plan and compliance with all other terms, conditions and restrictions set forth in the Agreement and Plan and the Governing Instrument and all applicable resolutions of the Trustees in connection with the issuance of Shares; (iii) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance or transfer of Shares;
(iv) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to this Agreement and Plan will occur, that would cause a termination or dissolution of the Trust under Sections
11.04 or 11.05 of the Governing Instrument; (v) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument and the Delaware Act; (vi) that the post-effective amendment to the Trust's Registration Statement form N-lA relating to the registration of shares



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Kramer, Levin, Naftalis & Frankel
March 16, 1998
Page 3


in the Federal Money Market Fund (Investor Class and Select Class), the Convertible Securities Fund, the KeyChoice Growth Fund, the KeyChoice Moderate Growth Fund, and the KeyChoice Income and Growth Fund has become effective under the Securities Act of 1933, as amended; (vii) that the form of the Agreement and Plan attached as an exhibit to the Registration Statement is the form presented to the Trustees of the Trust for approval and that the final form of the Agreement and Plan is in substantially the form presented to the Trustees of the Trust for approval; and (viii) that each of the documents examined by us is in full force and effect and has not been amended, supplemented or otherwise modified except as herein referenced. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no opinion on the sufficiency or accuracy of the Registration Statement, or any other registration or offering documentation relating to the Trust or the Shares. As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

          Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

         1. The Trust is a duly created and validly existing business trust in good standing under the laws of the State of Delaware. Each Acquiring Fund is a validly existing Series of the Trust and, under the Governing Instrument, the Shares of each Acquiring Fund represent equal beneficial interests in the net assets of such Acquiring Fund.

         2. The execution, delivery and performance of the Agreement and Plan by the Trust will not result in a violation of the Governing Instrument or the Bylaws of the Trust.

         3. The execution, delivery and performance of the Agreement and Plan have been duly authorized by all necessary action on the part of the Trust on its own behalf and on behalf of each Acquiring Fund.

         4. The Shares of each Acquiring Fund to be issued and delivered pursuant to the terms of the Agreement and Plan have been duly authorized and, when duly issued and delivered in accordance with the Agreement and Plan, will be validly issued, fully paid and non-assessable (except as disclosed in such
Acquiring   Fund's  then  current   Prospectus   and   Statement  of  Additional
Information).

         We understand that you wish to rely on this opinion as to certain matters of Delaware law in connection with the rendering of your opinion to SBSF Funds, Inc. d/b/a The Key Mutual Funds relating to the transactions contemplated hereby and we hereby consent to such reliance. We also consent to the filing of a copy of this opinion with the Securities and Exchange Commission as an exhibit to a pre-effective amendment to the Registration Statement.


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Kramer, Levin, Naftalis & Frankel
March 16, 1998
Page 4


In giving this consent, we do not thereby admit that we come within the category of person whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as provided in this paragraph, this opinion may not be relied on by any person or for any purpose without our prior written consent. This opinion speaks only, as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exists on the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

                                        Sincerely,



                                        /s/ MORRIS, NICHOLS, ARSHT & TUNNELL

                        MORRIS, NICHOLS, ARSHT & TUNNELL
                             120 North Market Street
                                  P.O. Box 1347
                         Wilmington, Delaware 19899-1347



                                       March 23, 1998


Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY - 10022

                       Re:  The Victory Portfolios

Ladies and Gentlemen:

         We have acted as special Delaware counsel to The Victory Portfolios, a Delaware business trust (the "Trust"), in connection with certain matters relating to the creation of the Trust and the execution, delivery and performance by the Trust of that certain Agreement and Plan of Reorganization and Liquidation dated as of March 2, 1998 (the "Agreement and Plan") among SBSF Funds, Inc. for itself and on behalf of each of its existing investment portfolios identified by Schedule A thereto (each individually a "Portfolio" and collectively, the "Portfolios") and the Trust for itself and on behalf of each of its existing investment portfolios set forth on Schedule A thereto (each individually a "Fund" and collectively the "Funds"). For purposes of this opinion, five of the Portfolios: SBSF Convertible Securities Fund, Key Money Market Mutual Fund, KeyChoice Growth Fund, KeyChoice Moderate Growth Fund and KeyChoice Income and Growth Fund are referred to herein collectively as the "Acquired Portfolios" and each individually as an "Acquired Portfolio" and five of the Funds: Victory Convertible Securities Fund, Victory Federal Money Market Fund, Victory LifeChoice Growth Investor Fund, Victory LifeChoice Moderate Investor Fund and Victory LifeChoice Conservative Investor Fund are referred to herein collectively as the "Acquiring Funds" and each individually as an "Acquiring Fund". Capitalized terms used herein and not otherwise herein defined are used as defined in the Trust Instrument of the Trust dated December 6, 1995 as amended by an Addendum to Trust Instrument dated as of February 19, 1997 and a Certificate of Amendment to Trust Instrument dated as of October 23, 1997 (as so amended, the "Governing Instrument").

         We understand that, pursuant to the Agreement and Plan and subject to the conditions set forth therein, Shares of each of the Funds will be distributed to the Shareholders of each of the Portfolios in connection with the liquidation and termination of the Portfolios.

         In rendering this opinion, we have examined copies of the following documents, each in the form provided to us: the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "Recording Office") on December 21, 1995 (the "Certificate"); the Governing Instrument; the Bylaws of the Trust; certain resolutions of the

Kramer, Levin, Naftalis & Frankel
March 23, 1998
Page 2


Trustees of the Trust including resolutions dated October 22, 1997 relating to the establishment of certain of the Funds and resolutions dated December 3, 1997 relating to the approval and authorization of the Agreement and Plan by the Trustees of the Trust and to the change of name of certain of the Funds; the Agreement and Plan; Post-Effective Amendment No. 26 to the Registration Statement on Form N-lA of The Victory Portfolios, a Massachusetts business trust and the predecessor to the Trust (the "Predecessor Trust") by which the Trust adopted such Registration Statement and the Predecessor Trust's Notification of Registration and Registration Statement under the Investment Company Act of 1940, as filed with the Securities and Exchange Commission on December 28, 1995; the Trust's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on December 19, 1997 to which the Agreement and Plan is attached as an exhibit (the "Registration Statement"); a certificate of the Trust dated on or about the date hereof; and a certification of good standing of the Trust obtained as of a recent date from the Recording office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) except to the extent addressed in our opinion in paragraph 3 below relating to the due authorization by the Trust of the execution, delivery and performance of the Agreement and Plan, the due authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents, and of all documents contemplated by the Governing Instrument and applicable resolutions of the Trustees to be executed by investors desiring to become Shareholders; (ii) the satisfaction of all conditions precedent to the issuance of Shares pursuant to the Agreement and Plan and compliance with all other terms, conditions and restrictions set forth in the Agreement and Plan and the Governing Instrument and all applicable resolutions of the Trustees in connection with the issuance of Shares; (iii) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance or transfer of Shares;
(iv) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to this Agreement and Plan will occur, that would cause a termination or dissolution of the Trust under Sections
11.04 or 11.05 of the Governing Instrument; (v) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument and the Delaware Act; (vi) that the post-effective amendment to the Trust's Registration Statement form N-lA relating to the registration of shares in the Federal Money Market Fund (Investor Class and Select Class), the Convertible Securities Fund, the KeyChoice Growth Fund, the KeyChoice Moderate Growth Fund, and the KeyChoice Income and Growth Fund has become effective under the Securities Act of 1933, as amended; (vii) that the form of the Agreement and Plan attached as an exhibit to the Registration Statement is the form presented to the Trustees of the Trust for approval and that the final form of the Agreement and Plan is in substantially the form presented to the Trustees of the Trust for approval; and (viii) that each of the documents examined by us is in full force and effect and has


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Kramer, Levin, Naftalis & Frankel
March 23, 1998
Page 3


not been amended, supplemented or otherwise modified except as herein referenced. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no opinion on the sufficiency or accuracy of the Registration Statement, or any other registration or offering documentation relating to the Trust or the Shares. As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

         Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

         1. The Trust is a duly created and validly existing business trust in good standing under the laws of the State of Delaware. Each Acquiring Fund is a validly existing Series of the Trust and, under the Governing Instrument, the Shares of each Acquiring Fund represent equal beneficial interests in the net assets of such Acquiring Fund.

         2. The execution, delivery and performance of the Agreement and Plan by the Trust will not result in a violation of the Governing Instrument or the Bylaws of the Trust.

         3. The execution, delivery and performance of the Agreement and Plan have been duly authorized by all necessary action on the part of the Trust on its own behalf and on behalf of each Acquiring Fund.

         4. The Shares of each Acquiring Fund to be issued and delivered pursuant to the terms of the Agreement and Plan have been duly authorized and, when duly issued and delivered in accordance with the Agreement and Plan, will be validly issued, fully paid and non-assessable (except as disclosed in such
Acquiring   Fund's  then  current   Prospectus   and   Statement  of  Additional
Information).

         We understand that you wish to rely on this opinion as to certain matters of Delaware law in connection with the rendering of your opinion to SBSF Funds, Inc. d/b/a The Key Mutual Funds relating to the transactions contemplated hereby and we hereby consent to such reliance. We also consent to the filing of a copy of this opinion with the Securities and Exchange Commission as an exhibit to a pre-effective amendment to the Registration Statement. In giving this consent, we do not thereby admit that we come within the category of person whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as provided in this paragraph, this opinion may not be relied on by any person or for any purpose without our prior written consent. This opinion speaks only, as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exists on the date hereof, and we undertake no obligation to update or

Kramer, Levin, Naftalis & Frankel
March 23, 1998
Page 4


supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

                                         Sincerely,



                                         /s/ MORRIS, NICHOLS, ARSHT & TUNNELL